UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 9, 2005

ITLA CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-26960	95-4596322

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

888 Prospect Street, Suite 110, La Jolla, California	92037

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (858) 551-0511

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01.  Regulation FD Disclosure

          "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: This Form 8-K contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to, changes in economic conditions in our market areas, changes in policies by regulatory agencies, the impact of competitive loan products, loan demand risks, the quality or composition of our loan or investment portfolios, increased costs from pursuing the national expansion of our small balance multi-family lending program and operational challenges inherent in implementing this expansion strategy, fluctuations in interest rates and changes in the relative differences between short and long term interest rates, levels of nonperforming assets and operating results, the impact of terrorist actions and other risks detailed from time to time in our filings with the Securities and Exchange Commission. We caution readers not to place undue reliance on forward-looking statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results to differ materially from those expressed in any forward-looking statements by, or on behalf of, us.

          Set forth below are presentation materials.

2
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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ITLA CAPITAL CORPORATION
Date:	March 9, 2005	By:	/s/ Timothy M. Doyle Timothy M. Doyle Senior Managing Director and Chief Financial Officer

end

December 2004

ITLA CAPITAL CORPORATION

Corporate Overview and Financial Highlights

WHERE financial OPPORTUNITIES begin...

Index

Forward Looking Statements

- **"Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995:**
  - *This presentation contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to, changes in economic conditions in our market areas, changes in policies by regulatory agencies, the impact of competitive loan products, loan demand risks, the quality or composition of our loan or investment portfolios, increased costs from pursuing the national expansion of our small balance multi-family lending platform and operation challenges inherent in implementing this strategy, fluctuations in interest rates and changes in the relative differences between short and long-term interest rates, levels of nonperforming assets and operating results, the economic impact of terrorist actions and other risks detailed from time to time in our filings with the Securities and Exchange Commission. We caution readers not to place undue reliance on forward-looking statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for 2005 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us.*

Corporate Overview

- Primary focus is commercial real estate lending – 65% of outstanding commercial real estate loans are secured by properties in California
- Expanded national lending platform now serving a growing customer base through thirty-one lending offices located in the Western United States, the Southeast, the Mid-Atlantic states, the Ohio Valley, the metro-New York area, and New England
- Deposits totaled $1.4 billion at year-end, serviced through seven retail branch locations in California and Nevada offering a full compliment of commercial and consumer banking products and services

Corporate Overview

- Converted to State-chartered commercial bank and regulated bank holding company effective January 1, 2003
- Regulated by the FDIC, the FRB and the California Department of Financial Institutions
- Taken public in October 1995 – previously a wholly owned subsidiary of Japanese finance company, then named Imperial Thrift and Loan Association
- Consistently profitable and growing since IPO – total assets have increased from $534 million at IPO to $2.3 billion at December 31, 2004

Corporate Overview

- ICB rated CMBS primary servicer of “CPS3 Small Loans” by Fitch Ratings effective May 26, 2004
- Became a Fannie-Mae approved “M-Flex” lender in February 2005. ICB will originate and service small, fixed rate multifamily loans for Fannie Mae under this program.

Financial Highlights

- 9 consecutive years of record annual earnings
- Loan production totaling $5.4 billion with 47bps of losses since IPO
- Consistent operating efficiencies averaging 39.10% of net revenues and 2.03% of assets since becoming a public company
- Realized approximately $30 million of pretax income through a strategic alliance with Household International during 2003 and 2004 in conjunction with their Tax Refund Lending and Private Label revolving credit units.

Financial Highlights

- Value oriented acquirer
  - Acquired the ICCMAC Trust in 2000 for 1.02 times book value, adding approximately $250 million of assets.
  - Acquired the Asahi Bank of California in 2002 for 1.2 times book value, adding approximately $50 million of assets.
  - Acquired The Lewis Horwitz Organization in 2002 for 1.01 times book value, adding approximately $100 million of assets.
- Issuer $86.3 million of insured asset-backed notes with AAA and Aaa rating in connection with the securitization of non-conforming residential loan portfolio in 2002

Financial Highlights

- During the period from January 2000 to December 2004, ITLA's shares have increased approximately 370% while the NASDAQ Composite has fallen by approximately 47%.
- Retired 34% of outstanding common stock and returned approximately $67.2 million of capital to shareholders through Common Stock Repurchase Program
- Raised additional capital through the issuance of $86.6 million of Trust Preferred Securities
- All balance sheet growth and expansion into new markets substantially financed via net earnings

Net Income

Dollars in Millions



$32.0
$28.0
$24.0
$20.0
$16.0
$12.0
$8.0
$4.0
$0.0
$10.0
$12.5
$14.8
$16.2
$18.1
$18.2
$20.0
$29.6
$30.6
1996
1997
1998
1999
2000
2001
2002
2003
2004

Growth in EPS	$1.36	$1.57	$1.89	$2.21	$2.51	$2.72	$3.16	$4.55	$4.75

Operating Performance

Return on Average Equity


18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
12.86%
13.23%
13.95%
14.23%
13.95%
13.28%
13.56%
16.88%
15.44%
1996
1997
1998
1999
2000
2001
2002
2003
2004

Return on Average Equity Comparison

Year-to-Date
Source: SNL Financial


35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
9/30/02
3/31/03
6/30/03
9/30/03
12/31/03
3/31/04
6/30/04
9/30/04
12/31/04
13.54%
31.72%
21.95%
18.50%
16.88%
28.17%
19.61%
16.65%
15.44%
11.09%
17.48%
16.76%
17.45%
14.37%
16.66%
15.69%
17.30%
Public Thrifts through 12/31/02, CA Banks $500 Million - $5 Billion in Assets, effective 1/1/03
ITLA Capital Corporation

Return on Average Assets


1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.44%
1.46%
1.46%
1.57%
1.47%
1.32%
1.41%
1.71%
1.47%
1996
1997
1998
1999
2000
2001
2002
2003
2004

Return on Average Assets Comparison


Year-to-Date
Source: SNL Financial
2.40%
2.00%
1.60%
1.20%
0.80%
0.40%
0.00%
1.41%
1.81%
1.66%
1.80%
1.71%
2.11%
1.79%
1.59%
1.47%
0.98%
1.44%
1.31%
1.38%
1.11%
1.31%
1.21%
1.36%
12/31/02
3/31/03
6/30/03
9/30/03
12/31/03
3/31/04
6/30/04
9/30/04
12/31/04
Public Thrifts through 12/31/02, CA Banks $500 Million - $5 Billion in Assets effective 1/1/03
ITLA Capital Corporation

Operating Performance

Asset Growth – Total Assets

2004 Asset Growth of $500 Million is Equivalent to Total Company Assets at IPO

All Asset Growth Achieved Organically with Only $3.1 Million of Goodwill


Dollars in Millions
$2,400
$2,000
$1,600
$1,200
$800
$400
$0
$534
$810
$1,016
$1,033
$1,116
$1,415
$1,508
$1,722
$1,818
$2,320
IPO
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004

Associate Count:	158	141	165	151	114	124	133	178	230	249

Book Value

Operating Performance



Dollars in Millions
$200
$160
$120
$80
$40
$0
$39
$89
$99
$106
$124
$134
$138
$157
$187
$195
IPO
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004

Summary of Annual Loan Production

Total Cumulative Production of $5.4 Billion

Total Cumulative Losses of 47 Basis Points


Dollars in Millions
$1,200
$1,000
$800
$600
$400
$200
$0
1996
1997
1998
1999
2000
2001
2002
2003
2004
$365
$356
$86
$395
$136
$394
$403
$251
$502
$536
$37
$94
$795
$1,017
Acquisition of Lewis Horwitz Organization
Acquisition of Asahi Bank of California
Acquisition of ICCMAC Trust
Loans Sold to Third Party Investors
Annual Loan Production

Loan Portfolio

Lending Operations

Dollars in Millions
(Excludes Loans held for Sale)



$2,000
$1,600
$1,200
$800
$400
$0
$448
$662
$814
$891
$971
$1,285
$1,311
$1,471
$1,539
$1,829
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004

Composition of Loan Portfolio

Lending Operations

Dollars in Millions | December 31, 2004 | $1,829 million

Type	Amount	
REAL ESTATE LOANS		
Apartments	$867	
Construction	183	
Office	127	
Retail	112	
Special Purpose	87	
Hotel	72	
Mixed Use	55	
Mobile Home Park	41	
Warehouse	30	
1-4 Family Residential	3	
Land	2	
		1,579
COMMERCIAL LOANS		
Franchise	138	
Film Finance	100	
Unsecured	12	
		250
Grand Total		$1,829




2003 ACADEMY AWARD® WINNER
CHARLIZE THERON • BEST ACTRESS
CHARLIZE THERON CHRISTINA RICCI
MONSTER
BASED ON A TRUE STORY
"This is one of the greatest performances in the history of the cinema."





Real Estate Lending Products

Lending Operations

Structured Finance

- Maximum 75% LTV,
  Minimum 1.20% DCR
  LIBOR or Prime Floaters
- Structured Underwriting to Accommodate "Non-conforming" Loans
- Holdbacks, Earnouts, Construction

Express Multifamily

- Maximum 80% LTV,
  Minimum 1.20 DCR
  LIBOR Floaters, 3/1 Hybrid, 5/1 Hybrid, Fixed Term
- Efficient Underwriting Process with Goal of 30-Day Closing

Imperial Capital Bank Offices

Loan Production Offices by Region


Regional Breakdown
AS of 1/1/2005
Office locations
Pending Offices

LPO & Branch Locations

- Beverly Hills, CA
- Costa Mesa, CA
- Encino, CA
- Glendale, CA
- La Jolla, CA
- Rancho Cucamonga, CA
- Sacramento, CA
- San Diego, CA
- San Francisco, CA
- Santa Monica, CA
- Walnut Creek, CA
- Woodland Hills, CA
- Carson City, NV
- Tempe, AZ
- Denver, CO
- Austin, TX
- Dallas, TX
- Houston, TX
- Memphis, TN
- Atlanta, GA
- Akron, OH
- Boston, MA
- Branford, CT
- Fairfield, CT
- Red Bank, NJ
- Philadelphia, PA
- Columbia, MD
- Boynton Beach, FL

Collateral – Real Estate Loans

December, 2004 $1,579 Million

Northern California

$370 / 23%



California

$1,031 / 65%

Southern California

$661 / 42%


Non-California
$548 / 35%

Net Interest Spread Summary


5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4.58%
4.29%
4.30%
4.47%
3.72%
3.68%
4.93%
4.39%
3.56%
1996
1997
1998
1999
2000
2001
2002
2003
2004

Imperial Capital Bank Yield and Spread Summary

Lending Operations

For the Period 12/02 – 12/04



RAL Season
RAL Season
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
7.58%
4.56%
5.45%
6.69%
6.72%
5.15%
5.70%
5.95%
6.44%
4.86%
1.85%
2.82%
4.15%
4.27%
2.89%
3.48%
3.71%
3.90%
2.72%
2.71%
2.63%
2.54%
2.45%
2.26%
2.22%
2.24%
2.54%
12/31/02
3/31/03
6/30/03
9/30/03
12/31/03
3/31/04
6/30/04
9/30/04
12/31/04
Avg. Yield on Earnings Assets
Avg. Rate on Interest-Bearing Liabilities
Primary Spread

Year to Date

Charge Off Experience

Loan Loss Summary

Charge-Offs as a Percent of Average Loans


3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
-0.5%
3.27%
0.37%
0.28%
-0.01%
0.20%
0.18%
0.39%
0.36%
0.52%
0.16%
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004

Non-Performing Assets to Total Assets


Non-Performing Assets as a Percent of Total Assets
2.40%
2.00%
1.60%
1.20%
0.80%
0.40%
0.00%
2.08%
1.46%
1.21%
0.64%
0.81%
1.44%
1.92%
1.08%
0.86%
0.63%
IPO
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004

Branch Network


Carson City
NV
San Francisco
CA
Glendale
Encino
Beverly Hills
Costa Mesa
San Diego

Branch Locations in Major California Cities with Favorable Demographics

San Francisco	$189
Beverly Hills	184
Encino	183
Costa Mesa	159
Glendale	127
San Diego	97
Carson City	33
Money Desk	362
Internet	100
	$1,434 Million

Building Transaction Accounts 2 Years After Conversion From Industrial Bank

CDs	$1,108 Million
Money Market	119
Checking	88
Savings and IRA	119
	$1,434 Million

E-Banking Products and Services

Fully Interactive E-Banking for Consumers


IMPERIAL CAPITAL BANK
FDIC
Where financial opportunities begin.
Great Rates on Certificates of Deposit
Personal Banking
Business Banking
Lending Services / Products
Today's Rates

www.imperialcapitalbank.com

<u>Personal Banking</u>

- Activity Reporting
- Download Capabilities
- Check Services (Images, Reorder, Stops)
- New Accounts
- Online Inquiries
- VISA® Card Programs
- Residential Loans (CA Only)
- Imperial Capital Cash Line of Credit

E-Banking Products and Services

Deposit Services

Fully Interactive E-Banking for Businesses



Account Summary - Microsoft Internet Explorer
ADMINISTRATION
BALANCE REPORTING
ONLINE SERVICES
EMAIL
HELP
IMPERIAL CAPITAL BANK
Account Summary
Information valid as of Wednesday, March 02, 2005 at 04:34 PM PST
Liquidity Summary
Description / Type
Account Number
Current Balance
Ledger Balance
Available Balance
Collected Balance
More Info
BASIC BUSINESS CHECKING
BASIC BUSINESS CHECKING
[redacted]
0.00
0.00
100,439.74
0.00
BASIC BUSINESS CHECKING
BASIC BUSINESS CHECKING
[redacted]
100,439.74
100,439.74
100,439.74
100,439.74
Totals:
100,439.74
100,439.74
100,439.74

www.icbizbanker.com

Business Banking

- Balance and Transaction Reporting
- Check Services (Images, Photocopy Requests, Reorder, Stops)
- Account Reconciliation
- Online Inquiries and Research Requests
- VISA® Card Programs
- Merchant Card Services

Assets and Revenue Per Associate

Operating Efficiency

Dollars in Millions

Average Assets per Associate | **Revenue per Associate**


ITLA
Average of FDIC-Insured Comm'l Banks with Assets Between $1-3 Billion
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
$8.83
$4.34
12/31/04
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.59
$0.27
12/31/04

Efficiency Ratio Comparison

Operating Efficiency



70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
61.32%
61.33%
59.12%
60.79%
58.20%
55.60%
58.15%
56.74%
56.40%
55.59%
45.10%
36.20%
41.96%
39.19%
38.69%
35.94%
37.85%
36.70%
36.59%
42.87%
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
ITLA Capital Corporation
All Thrifts through 12/31/02,CA Banks $500 Million - $5 Billion effective 1/1/03

Source: SNL Financial

Excess Capital Summary

Regulatory Capital


$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$37,555
$23,246
$39,719
$22,680
$24,305
$5,577
$32,761
$13,318
$38,622
$17,271
$46,128
$22,966
$90,386
$62,325
$113,576
$83,533
$99,486
$63,102
1996
1997
1998
1999
2000
2001
2002
2003
2004
Imperial Capital Bank Excess Capital over Adequately Capitalized
Imperial Capital Bank Excess Capital over Well Capitalized

Stock Performance

History of Stock Repurchases

ITLA has repurchased 2.9 million shares returning $67.2 million of capital to Shareholders, effectively retiring substantially all of the Company's paid-in-capital.



Dollars in Millions
900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
152,500
539,000
68,000
504,019
809,700
93,600
24,082
678,601
1997
1998
1999
2000
2001
2002
2003
2004

Total Capital Returned to Shareholders	$2.3	$8.2	$.5	$7.7	$14.8	$2.3	$1.1	$30.3

60 Months: Jan 2000 – Dec 2004

Stock Performance

ITLA – Stock Price Performance 2000 – 2004



400%
350%
300%
250%
200%
150%
100%
50%
0%
-50%
-100%
$19.13
$20.39
$33.23
$50.10
$58.79
12/31/00
12/31/01
12/31/02
12/31/03
12/31/04

P:E Ratio Comparison

Stock Performance



18.0
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
2001
2002
2003
2004
7.7
10.6
11.0
12.4
11.8
13.4
16.9
17.2
12.9
13.4
16.4
17.7
ITLA Capital Corporation
Public Thrifts (Source: Friedman Billings Ramsey, Inc.)
Public Banks (Source: Friedman Billings Ramsey, Inc.)

Strategic Overview

- **National Lending Platform Expansion**
  - Structured Commercial Real Estate Lending
  - Small Balance Multi-family Lending
  - FNMA M-Flex Program
  - Fitch Rating of ICB Loan Service Operations
  - Investment in technology to drive customer service and operating efficiency
- **Business Lending Diversification**
  - ICB Entertainment Finance
  - Imperial Capital Franchise Finance
  - Develop and/or Acquire Synergistic Business Lending Products or Platforms
- **Banking Products and Services**
  - Demand Account Generation
  - Technology Driven Products and Services
- **Cross Selling Opportunities**
  - Relationship Business Banking
  - Existing Customer Base
  - Underserved Small Market Niche Customers
- **Strategic Acquisitions**